UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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MRO SOFTWARE, INC.

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Filed by MRO Software, Inc. Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: MRO Software, Inc.
Commission File No.: 0-23852
The following items are provided:
1.	Slides for presentation to MRO employees

2.	Slides for presentation to analysts

1.	Slides for presentation to MRO employees

An Introduction to IBM and Tivoli Software Al Zollar General Manager, Tivoli Software IBM Software Group

Unifying Enterprise Asset Management and IT Service Management IBM and MRO Software together deliver service management capabilities to help clients more efficiently and effectively manage their critical assets. Leadership - IBM IT Service Management, combined with MRO Software's Enterprise Asset Management (EAM) and IBM Global Services (IGS) asset management consulting leadership, gives IBM clients end-to-end asset management capabilities, which include asset and financial management. This acquisition positions IBM for leadership as a single infrastructure emerges to manage both IT and operational assets. Innovation - IBM Tivoli and MRO Software's Enterprise Asset Management and Service Management capabilities gives clients a single offering to manage their entire, end-to-end business-driven assets. Together we can help clients adopt standard and repeatable processes for complete asset lifecycle management. Client value -Better serve our clients by leveraging the expertise of IGS, MRO Software, and IBM Tivoli to provide an end-to-end asset management portfolio that helps clients unlock innovation across their asset management processes

"Innovation That Matters" differentiates IBM Company-wide initiative focused on enabling our customers to be innovators 2 out of 3 CEOs surveyed cited innovation as key Our goal: Helping customers be a innovative business Positioning IBM as the "Innovator's Innovator" Innovation that goes beyond delivering "a better mousetrap" Products Services Business processes Business models Management & culture Innovation that produces tangible business value for our customers The MRO Software acquisition reinforces our focus on innovation

The IBM Team More than 339,000 IBMers contribute to the success of the company More than 40,000 contribute to the success of the Software Group More than 54,000 contribute to the success of IBM Global Services of IBM Global Services of IBM Global Services of IBM Global Services of IBM Global Services of IBM Global Services of IBM Global Services Americas - 157,000 Asia Pacific - 94,000 Northeast and Southwest Integrated Operations Teams for Europe, the Middle East and Africa - 88,000 Dedication to every client's success. Innovation that matters - for our company and for the world. Trust and personal responsibility in all relationships

IBM's Businesses Software - Largest supplier of infrastructure software - "Middleware" Systems and Technology - Industry-leading technology and systems solutions - System z, System x, System p, System i and System Storage Global Services - World's largest business and technology services provider - business consulting, implementation services, hosting and outsourcing Research - IBM breaks US patent record - Tops list for 12th consecutive year in 2004 with 3,248 patents Financing - World's leading provider of financing and asset management services to companies selling or acquiring IT

IBM Software Group Research & Development Locations Krakow Bagalore Copenhagen Rome Boeblingen Barcelona Lexington Westford North Reading Cambridge Poughkeepsie Somers Hawthorne Boca Raton Gold Coast Austin Rochester Toronto Ottawa Pittsburgh Bethesda Raleigh Atlanta Yamato Shanghai Beijing Singapore Lenexa Portland Menlo Park Burlingame Cupertino Silicon Valley Boulder Denver Tucson Paris Staines Hursley Dublin Dallas Haifa Cairo Perth Sydney Warsaw 40,000 employees worldwide 43 R&D locations worldwide 25,000 developers 11,000 sales staff 1,000 marketing staff

Tivoli Software: Our Fit within IBM EMEA North East EMEA South West Americas Group (AG) Asia Pacific (AP) Geographies Communications Public Industrial Financial Services Sectors Distribution SMB Systems & Technology Group System p System z System x System i System Storage Software Group Info Mgmt Rational AIM Lotus Tivoli Global Services Global Business Services Integrated Operations service delivery functions Global Technology Services

IBM and Software Revenue and Profit Revenue Gross Profit IBM Total $91.1B $36.5B IBM Software $15.8B $13.8B Source: IBM 2005 Annual Report IBM Revenue IBM Gross Profit Software Software Services, HW... Services, HW... 17% 38%

On Demand Middleware Platform Linux Unix Windows OS/400 z/OS Servers Storage Processes Systems Environment WebSphere Tivoli Rational Lotus Applications Middleware Environment Information Mgmt

An Introduction to Global Business Services and Global Technology Services Tig Gilliam Supply Chain Management Practice Leader Global Business Solutions IBM Global Services

Global Business Services: Our Fit Within IBM EMEA North East EMEA South West Americas Group (AG) Asia Pacific (AP) Geographies Communications Public Industrial Financial Services Sectors Distribution SMB Software Group Info Mgmt Rational AIM Lotus Tivoli Global Services Global Business Services Integrated Operations service delivery functions Global Technology Services Systems & Technology Group System p System z System x System i System Storage

Global Business Services The world's largest Enterprise Asset Management Practice 450 EAM Consultants globally across all Asset Classes All Asset Classes are covered by GBS Process and Technology skills are resident across the Globe with GBS The largest MRO Software workforce behind MRO themselves 125 MRO Software Engagements Completed, 80 jointly delivered projects Joint development experience between our teams - SAP integration, nuclear & fleet Railways, Electric / Gas Distribution, Highways, Telecom, Water, Wastewater Asset Strategy Plan Evaluate and Design Create / Procure Operate Maintain Modify Land, Offices Warehouses, Retail Space, Schools, Housing, Hospitals Mining, Semi-Conductor, Textile, Chemical, Petroleum, Electronics, Food Military, Airlines, Trucking, Shipping, Railroad, Public Computers, Routers, Networks, Software, Auto Discovery, Service Desk Dispose

MRO Software and IBM Global Services asset management consulting creates unmatched client value in EAM MRO Software, Inc. Technical Expertise Product Leadership Industry knowledge Modern, flexible technology platform Game Changing Unparalleled Value Better asset utilization, service, with improved cost Together we can meet all of a company's asset management needs IBM Global Services Operations Asset Mgmt Process Expertise Technical Expertise Global Account Coverage Industry Verticals Deep relationships with Fortune 1000

Global Technology Services: Our Fit Within IBM EMEA North East EMEA South West Americas Group (AG) Asia Pacific (AP) Geographies Communications Public Industrial Financial Services Sectors Distribution SMB Software Group Info Mgmt Rational AIM Lotus Tivoli Global Services Global Business Services Integrated Operations service delivery functions Global Technology Services Systems & Technology Group System p System z System x System i System Storage

Global Technology Services Offering Lifecycle IT Service Management Services Global reach Patented Service Offerings Proven Methods & documented intellectual capital 500+ Remedy and Peregrine customer implementations Assess and Plan Design Implement Run IT Service Management Innovation Workshop Infrastructure Services Readiness Engagement for IT Service Management IBM Accelerators for IT Service Management IT Service Management Design IT Service Management Implementation Services Identify opportunities to improve IT service management and develop a strategic implementation roadmap Complete design of the future environment and define a comprehensive implementation and management solution Accelerate implementation of IT service management disciplines and the realization of business value Lead with... or... to drive... Remote sysadm Hosting Service ITSM as a Service Embedded into out tasking / sourcing Allows customers to focus on ITSM business value rather than focus on keeping skills and platform current

IBM and MRO Software, Inc. Extending value to our customers Al Zollar General Manager, Tivoli Software IBM Software Group

Gather requirements Model & Simulate Design Discover Construct & Test Compose Integrate People Processes Information Manage services and applications Manage identity & compliance Monitor business metrics Financial transparency Business/IT alignment Process control IT Service Management MRO Software complements IBM's SOA Foundation

IBM Global Business Services is already a world leader in Enterprise Asset Management Partnered with MRO Software, Inc. since 1995 One of the largest Enterprise Asset Management (EAM) practices in the world >500 practitioners, including 220+ practitioners in North America Over 125 Maximo EAM projects Projects include single site implementations to global deployments Complete suite of offerings, from additional reports and interfaces, process improvements, upgrades, to complete implementations Maximo solution development experience: Developed a Maximo transportation solution for Ruan Trucking which now serves as the foundation of Maximo 5.2 Transportation offering. Developed the Maximo-SAP integration solution which continues to be supported by SerCon, an IBM company. company. company. company. company. company. company. company. company. company. company.

MRO Software helps differentiate IBM Information Technology Service Management MRO Software brings leading service management capabilities, which: Manage mission-critical industrial or enterprise assets across all asset classes Complement our process management capabilities and expertise with deep knowledge of asset intensive verticals and their related Process Managers. Simplify management of an extended IT infrastructure that includes RFID, sensors and detectors Strengthen IBM's ITSM portfolio via a Service Catalog and a state-of-the-art Service Desk IT Operational Management Products IT Service Management Platform IT Process Management Products IBM IT Service Management Best Practices Change and Configuration Management Database Server, Device and Network Management Storage Management Security Management Business Application Management Service Delivery & Support Service Deployment Information Management Business Resilience IT CRM & Business Management

Investing for game-changing client value Provides clients a unified set of tools and a single infrastructure to manage both their IT and operational assets Enables clients to manage pervasive devices, RFID, and IP- equipped industrial assets on a common infrastructure Provides clients with innovative, touch-less supply chain management capabilities through automated service delivery Enables clients to adopt standard & repeatable processes for lifecycle management of all assets ensuring greater competitiveness and productivity improvements in alignment with business priorities Improves client service by leveraging the global reach, deep industry expertise, and proven track record of IBM Global Services in the areas of Enterprise Asset Management, IT Asset Management and IT Service Management 1Estimated/results may vary Demonstrated value for clients1: Labor utilization up by 10-20% Asset utilization up by 3-5% New equipment purchases down by 3-5% Warranty recoveries up by 10-50% On-hand inventory needs down by 20-30% Inventory carrying costs down by 5-20% Materials costs reduced by 5-10% Purchasing labor reduced by 10-50%

Why we chose MRO Software... This acquisition reflects the value of MRO Software's: Leadership in Enterprise Asset Management Innovative, modern and open technology Strong collaboration with IBM Global Services Business and team synergy to address evolving market Acquisition is subject to customary regulatory and shareholder approval and is expected to close in the fourth calendar quarter of 2006 Until the acquisition closes, IBM and MRO Software will continue to conduct business as separate companies MRO Software uniquely possessed the leadership, technology, and shared vision for service management:

.... the reasons are clear Leadership in EAM Over 10,000 clients worldwide Leadership in all major industries, including utility, government, and manufacturing Industry-best tools to drive clients' operational improvements Innovative, modern and open ITSM technology Merging of IT and operational asset management Open standards-based service management platform Designed for integration and extensibility Extensive internationalization Strong partnership with IBM Global Services Established practice and leadership in EAM consulting Over 10 years of successful partnering with MRO Software to drive client success Unparalleled ability to design and implement asset lifecycle management Business and team synergy to address evolving market World-class team with extensive industry experience Talented, innovative development team Focused drive to help clients succeed Ecosystem with over 100 business partners

The Tivoli Executive Management Team The Tivoli Executive Management Team

The Global Services Management Team

Global Bus. Svcs.



Tig Gilliam

Global Bus. Svcs.



Joel McGlynn

Global Bus. Svcs.



Mark Richardson

Global Technology Svcs.



Marie Wieck

Global Technology Svcs.



Jeanine Cotter

Global Bus. Svcs.



Gautam Bardoloi

Global Bus. Svcs.



Marcelo Ricart Nacif

Global Bus. Svcs.



Michael Killeen

Global Technology Svcs.



Michael Compitello

Global Technology Svcs.



Paul Magnone

Global Bus. Svcs.



Mike Pollitt

Global Bus. Svcs.



Frank Knowlton

Global Bus. Svcs.



Ron Green

Global Technology Svcs.



Henrik Toft

Global Technology Svcs.



Pat Reynolds

24

© 2006 IBM Corporation

Transition to local meetings- handoff to local leadership We will now be transitioning to your local meetings where you have IBM executives in attendance An IBM HR representative will take you through a presentation and provide you with a further overview of IBM from an HR perspective Following this activity we will host a Q&A session to address any questions that you have regarding this announcement Please dial into your local meetings at this time And thank you again for the opportunity to share this exciting announcement with you

You and IBM Dan Law Human Resources Director, Tivoli Software IBM Software Group

Tivoli Software At-a-Glance Portfolio with industry leading solutions in infrastructure management software IBM was ranked as share leader for the 5th year in a row in Gartner's 2005 Worldwide IT Operations Management market share report, published June 2005. Systems Management Market Opportunity: $24B, 6% CGR* 22,000 Tivoli software customers 2,000+ business partners 4,000+ Tivoli employees worldwide and 1,200+ geography sales coverage Americas: Austin, TX; Raleigh, NC; Los Angeles, CA; Lowell, MA; San Jose, CA; Tucson, AZ; Toronto, ON EMEA: Rome, Italy; Boeblingen, Germany; Hursley, UK; Putney, UK; Krakow, Poland AP: India, China, Australia 11 strategic acquisitions to boost strengths in key areas in the last 4 years: Access360 (Security Mgmt), TrelliSoft (Storage Mgmt), MetaMerge (Meta-Directory),Think Dynamics (Orchestration and Provisioning), Candle (Availability and Performance Mgmt), Cyanea (Application Mgmt), Isogon (Software Asset Mgmt), Collation (Application Discovery and Dependency Mapping), CIMS Labs (Virtualization), Micromuse (Network and Business Service Mgmt), Rembo Technology (Software installation and configuration) *Source: Gartner, Inc., Market Share: IT Operations Management Software, Worldwide, 2005 6/05

IBM's Values Our Values at Work: Dedication to every client's success Innovation that matters - for our company and for the world Trust and personal responsibility in all relationships relationships relationships relationships relationships relationships relationships relationships relationships relationships relationships relationships

Opportunities at IBM IBM offers unbeatable opportunity for career growth and personal development in management and non- management positions. Significant technical recognition program and dual ladder career progression opportunities Customer-driven software sales and marketing culture Unparalleled potential for career development across multiple IBM businesses.

IBM named #1 Training Organization - Training Magazine IBM Named Best in Industry for Working Mothers. 17 years in top 10. - Working Mother Magazine IBM Germany receives first place prize for Equal Opportunities for Women and Men - Ministry of Trade and Commerce of the state of Baden-Wuerttemberg IBM Named #1 Employer - 7th Year in a Row. - National Society of Black Engineers IBM awards and recognition IBM awards and recognition IBM Ireland named Top Corporate Citizen - Chambers of Commerce of Ireland

Our Rewards Pay is based on performance How IBM does it Target total cash (base + bonus) Top rewards for best performers Intensive market research Regular reviews Business results drive investment Your pay for performance Competitive base pay Sales commissions Consulting incentives Performance bonus for all other

IBM Benefits provide a highly competitive package within the IT industry Broad medical, dental & vision coverage Employee flexibility / choices Flexible spending accounts Vacation & holidays Employee stock purchase program 401(K) Pension Plan - IBM match after 1 year of IBM service All employees covered by a bonus or incentive program Extensive Flexible Work Options More than 42% of our workforce are covered by flexible workplace practices IBM benefits vary by country and region

You are critical to our combined success You are critical to our combined success Your knowledge, skills, and expertise are winning in the market There are strong corporate cultural similarities Focus on customers and employees Significant business relationships and synergies already in place A value placed on business partners and extended ecosystem We are committed to thoughtfully managing your transition into IBM and we will work together in all aspects of the transition with full respect for the different legal, regulatory, and country rules and procedures that apply

Questions and Answers Jack Young VP of Product & Technology, MRO Software Alan Ganek CTO, Tivoli Software Laura Sanders VP of Development, Tivoli Software

2.	Slides for presentation to analysts
IBM Acquisition Announcement Unifying Enterprise Asset Management and IT Service Management August 3, 2006 © 2006 IBM Corporation

Acquisition rationale Our clients increasingly voice the need to integrate the management of enterprise assets and IT assets using a common infrastructure in the pursuit of end-to-end service management. — 80% of CEOs agree that collaboratively integrating business and technology is key to business growth and innovation[1] — 40% of CEOs surveyed in the 2004 Global CEO Survey indicated that asset utilization would be a key focus in strengthening financial performance given the impact of anticipated market focus. We are taking proactive action to address that client need by acquiring the company whose client focus and vision for service management most aligns with ours. [1] IBM Global 2006 CEO Survey 2 © 2006 IBM Corporation

Announcing: IBM is acquiring MRO Software
Founded in 1968 Public company since 1994 Over 900 employees worldwide Headquartered in Bedford, MA Integrated asset and service management product portfolio under the flagship Maximo® brand
More than 10,000 customers worldwide Customers across all industries worldwide with historical strength in utilities, government, manufacturing and financial services Worldwide direct sales and partner ecosystem with deep enterprise asset and service management experience Acquisition is subject to customary regulatory and shareholder approval and is expected to close in the fourth calendar quarter of 2006. Until the acquisition closes, IBM and MRO Software will continue to conduct business as separate companies
3 © 2006 IBM Corporation

Unifying Enterprise Asset Management and IT Service Management IBM and MRO Software together deliver service management capabilities to help clients more efficiently and effectively manage their critical assets 9 Leadership — IBM IT Service Management, combined with MRO Software’s Enterprise Asset Management (EAM) and IBM Global Services (IGS) asset management consulting leadership, gives IBM clients end-to-end asset management capabilities, which include asset and financial management. This acquisition positions IBM for leadership as a single infrastructure emerges to manage both IT and operational assets. 9 Innovation — IBM Tivoli and MRO Software’s Enterprise Asset Management and Service Management capabilities gives clients a single offering to manage their entire, end-to-end business-driven assets. Together we can help clients adopt standard and repeatable processes for complete asset lifecycle management. 9 Client value —Better serve our clients by leveraging the expertise of IGS, MRO Software, and IBM Tivoli to provide an end-to-end asset management portfolio that helps clients unlock innovation across their asset management processes 4 © 2006 IBM Corporation

IBM Global Services is already a world leader in Enterprise Asset Management Partnered with MRO Software, Maximo solution development Inc. since 1995 experience: — Developed a Maximo transportation One of the largest Enterprise solution for Ruan Trucking which now Asset Management (EAM) serves as the foundation of Maximo practices in the world 5.2 Transportation offering — Developed the Maximo-SAP Over 125 Maximo EAM projects integration solution which continues to be supported by SerCon, an IBM Projects include single site company. implementations to global deployments Complete suite of offerings, from additional reports and interfaces, process improvements, upgrades, to complete implementations 5 © 2006 IBM Corporation

Why clients need comprehensive asset service management Asset Lifecycle Traditional AssetEvaluate and Create / Asset Classes Plan Operate Maintain Modify Dispose Strategy Design &n bsp; Procure Real Estate and Facilities Land, Offices, Warehouses, Retail Space, Schools, Hospitals, Airports Plant and Production Mining, Textile, Chemical, Petroleum, Electronics, Food Transportation and Fleet Military, Airlines, Trucking, Shipping, Railroad, Public Transportation Infrastructure Railways, Electric / Gas Distribution, Highways, Telecom, Water IT Equipment and Network PCs, Networks, Routers, Applications, Auto Discovery, Service Desk Drivers of comprehensive asset service management: — Cost inefficiencies and complexity associated with redundant asset management infrastructure — Need to measure and manage the availability and use of all strategic assets — The emergence of pervasive devices, embedded chips, RFID, sensors, detectors and IP addresses attached to enterprise assets 6 © 2006 IBM Corporation

MRO Software and IBM Global Services’ asset management consulting creates unmatched client value in EAM Together we can meet all of a company’s asset management needs 7 © 2006 IBM Corporation

MRO Software helps differentiate IBM IT Service Management IT CRM & Service IBM IT Service Management Service Information Business Business Delivery Deployment Management Resilience Management & Support IT Process Management Products IT Service Change and Configuration Management Platform Management Database IT Operational Management Products Business Server, Device Best Practices Storage Security Application and Network Management Management Management Management MRO Software brings leading service management capabilities, which: — Manage mission-critical industrial or enterprise assets across all asset classes — Complement our process management capabilities and expertise with deep knowledge of asset intensive verticals and their related Process Managers. — Simplify management of an extended IT infrastructure that includes RFID, sensors and detectors — Strengthen IBM’s ITSM portfolio via a Service Catalog and a state-of-the-art Service Desk 8 © 2006 IBM Corporation

MRO Software brings world class asset management Integration of enterprise and IT asset management Expand IT’s value — use existing tools and processes to manage broader classes of assets Expand EAM management capabilities to IBM IT Service Management enterprise assets that embed IT Leverage modern and flexible architecture of MRO IT ProcessIT Process Management Products Management Products Software EAM platform Stronger integration with our Service Management IT Service Management Platform Platform IT Operational Enhances strong process integration with asset Management Products management Best Practices Enhances integration of Operational Management Products with asset management Enables financial management across all asset classes 9 © 2006 IBM Corporation

IBM and MRO Software enables clients to achieve the business value of end-to-end service management Unifying EAM, IT Asset Management, and IT Service Management creates a more cost effective, efficient and responsive infrastructure 10 © 2006 IBM Corporation

Investing for game-changing client value 9 Provides clients a unified set of Demonstrated value for clients[1]: tools and a single infrastructure to manage both their IT and • Labor utilization up by 10-20% operational assets • Asset utilization up by 3-5% 9 Enables clients to manage • New equipment purchases down by 3-5% pervasive devices, RFID, and IP- • Warranty recoveries up by 10-50% equipped industrial assets on a •On- hand inventory needs down by 20-30% common infrastructure • Inventory carrying costs down by 5-20% 9 Provides clients with innovative, • Material costs reduced by 5-10% touch-less supply chain • Purchasing labor reduced by 10-50% management capabilities through automated service delivery 9 Enables clients to adopt standard & repeatable processes for lifecycle management of all assets ensuring greater competitiveness and productivity improvements in alignment with business priorities 9 Improves client service by leveraging the global reach, deep industry expertise, and proven track record of IBM Global Services in the areas of Enterprise Asset Management, IT Asset Management and IT Service Management [1] Estimated/results may vary 11 © 2006 IBM Corporation

Why we chose MRO Software... MRO Software uniquely possessed the leadership, technology, and shared vision for service management This acquisition reflects the value of MRO Software: Leadership in Enterprise Asset Management Innovative, modern and open technology Strong collaboration with IBM Global Services Business and team synergy to address evolving opportunity • Acquisition is subject to customary regulatory and shareholder approval and is expected to close in the fourth calendar quarter of 2006 · Until the acquisition closes, IBM and MRO Software will continue to conduct business as separate companies 12 © 2006 IBM Corporation

...the reasons are clear Leadership in EAM Innovative, modern and open ITSM technology 9 Over 10,000 clients worldwide 9 Merging of IT and operational asset 9 Leadership in all major industries, management including utility, government, and 9 Open standards-based service manufacturing management platform 9 Industry-best tools to drive clients’ 9 Designed for integration and operational improvements extensibility 9 Extensive internationalization Strong partnership with IBM Business and team synergy to Global Services address evolving opportunity 9 Established practice and leadership 9 World-class team with extensive in EAM consulting industry experience 9 Over 10 years of successful 9 Talented, innovative development partnering with MRO Software to team drive client success 9 Focused drive to help clients 9 Unparalleled ability to design and succeed implement asset lifecycle 9 Ecosystem with over 100 business management partners 13 © 2006 IBM Corporation

Strong client references and proven results Enterprise Asset Information IBM Global Services Management Technology 14 © 2006 IBM Corporation

MRO Software: Representative Client List

Oil & Gas / Chemicals	Federal Government	Utilities	State & Local Government
Amerada Hess BOC Gases BP Chevron Texaco CLH – Compania Logistica de Hidrocarburos – Espana CNOOC Copesul ExxonMobile Gasco Hindustan Petroleum Corp. Litoral Gas SA Oxiteno Petronor Shell Talisman	Army Dept. of Public Works Danish Defense Department of Commerce Department of Defense Department of Energy Department of State Department of Treasury General Services Administration Israeli Army NASA National Institute of Health US Air Force US Army Corps of Engineers US Marine Corps US Mint	Agua Argentina Arizona Public Service Cinergy Colorado Springs Utilities Columbia Gas Transmission Constellation Generation Group Daya Bay Nuclear Operating Company DTE Energy Duke Dynegy Eskom Hydro Quebec International Power Keyspan Gas Nisource Xcel Energy	Bay Area Rapid Transit California Department of Parks City of Atlanta, GA Clark County Denver International Airport Detroit Public Schools Georgia – Dept. of Administrative Services Los Angeles County Public Works Massachusetts Water Resource Authority Wake County General Services

Life Sciences	Food & Beverage	Automotive
Abbott Laboratories Amgen Berlex Biogen Bristol-Myers Squibb Eli Lilly and Co. Ltd. Johnson & Johnson Merck Novartis Sanofi-Aventis	Coca Cola General Mills Heineken Frito Lay Nabisco	Daimler Chrysler Ford General Motors Hyundai

15
© 2006 IBM Corporation

Analyst Relations Contacts Analyst Relations Contacts: — Patty Rowell, Manager • Analyst Relations, IBM Tivoli Software • prowell@us.ibm.com, 512.286.3249 — Elissa Houchin • Manager, Analyst Relations, IBM Global Business Services • ehouchin@us.ibm.com, 703.653.3565 IBM IT Analyst Relations — North America: 1-888-IBM-1001 — analyst@us.ibm.com — Europe: 00 44 208 818 4705 — analyst-relations@uk.ibm.com — IBM IT Analyst Relations site: http://www.ibm.com/itanalyst 16 © 2006 IBM Corporation

17 © 2006 IBM Corporation